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                                                                 EXHIBIT 10.85.1

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                            Dated as of June 25, 1999

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among MICROSEMI CORPORATION, a Delaware corporation (the "Borrower"), the several financial institutions party to the Credit Agreement referred to below (collectively, the "Lenders"; individually, a "Lender"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 1999 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

     (2) The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement.

     (3) The Administrative Agent and the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

         (a) The first paragraph of Section 2.7 of the Credit Agreement is hereby amended by deleting the figure "$3,000,000" and replacing it with the figure "$10,000,000".

         (b) The final sentence of the first paragraph of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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         "In no event shall any Letter of Credit have an expiration date later than the Stated Maturity Date."

                  (c)   There shall be added to the Credit Agreement a new
Section 7.1.11 reading in its entirety as follows:

                  "SECTION 7.1.11. Delivery of Mortgage. The Borrower will furnish to the Administrative Agent on or before August 15, 1999 a duly executed Mortgage covering its real property interests known as [2830 South Fairview Street, Santa Ana, CA 92704], together with all documentation required by clauses (a), (b) and (c) of Section 5.1.7 hereof.

         SECTION 2. Conditions to Effectiveness. The amendments in Section 1 of the Amendment shall be effective as of the date hereof, subject to the Administrative Agent's receipt of the following on or before June 30, 1999:

         (a) counterparts of this Amendment executed by the Administrative Agent, the Borrower and Majority Lenders;

         (b) counterparts of the Consent appended hereto as Exhibit A executed by the Guarantors; and

         (c) such other documentation as the Administrative Agent or any Lender shall reasonably request.

         SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

                  (a) Authority: Enforceability. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as amended hereby. The execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (b) Loan Document Representations and Warranties. The representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                  (c) Absence of Default. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

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         SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and
after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             CANADIAN IMPERIAL BANK OF
                             COMMERCE, as Administrative Agent

                             By:
                                ---------------------------------------
                                 Name:  Paul J. Chakmak
                                 Title: Managing Director, CIBC World Markets
                                         Corp., AS AGENT


                             CIBC INC., as a Lender

                             By:
                                ---------------------------------------
                                 Name:  Paul J. Chakmak
                                 Title: Managing Director, CIBC World Markets
                                         Corp., AS AGENT


                             IMPERIAL BANK, as a Lender

                             By:
                                ---------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------


                             CITY NATIONAL BANK, as a Lender

                             By:
                                ---------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------


                             BANQUE NATIONALE DE PARIS, as a Lender

                             By:
                                ---------------------------------------
                               Name:
                                    -----------------------------------
                               Title:
                                     ----------------------------------


This Amendment is

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approved and accepted as of
the date first above written

MICROSEMI CORPORATION

By:
   -------------------------------
   Name:
        --------------------------
   Title:
         -------------------------



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                              CONSENT OF GUARANTORS
                            Dated as of June 25, 1999

         Please refer to that certain Guaranty dated as of April 2, 1999 (the "Guaranty") executed by the undersigned in favor of Canadian Imperial Bank of Commerce, as Administrative Agent under the Credit Agreement dated as of April 2, 1999 for Microsemi Corporation (the "Credit Agreement"). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         The undersigned have reviewed that certain Amendment of even date herewith to the Credit Agreement. By their execution hereof, the undersigned Guarantors hereby consent to the terms of the Amendment.

         By its execution hereof, each of the undersigned Guarantors hereby represents and warrants that:

                  (i) this Consent has been duly authorized, executed and delivered by the undersigned Guarantor and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

                  (ii) the representations and warranties contained in the Guaranty are true and correct as of the date hereof as though made on and as of the date hereof.

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         The undersigned Guarantors hereby further confirm and agree that the
Guaranty is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                                           Guarantors:

                                           LINFINITY MICROELECTRONICS, INC.
                                           MICROSEMI CORPORATION - SCOTTSDALE
                                           MICROSEMI CORPORATION - COLORADO
                                           MICRO USPD, INC.


                                           By:
                                              --------------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   -----------------------



Accepted, Acknowledged and Agreed:

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:
   --------------------------------
Its:
    -------------------------------
                                                                  EXHIBIT A


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